Exhibit 10.32

BASHAS’ INC.

VENDOR CREATION REQUEST FORM

Bashas’                                    AJ’s Fine Foods                              Food City                              Diné

A/P Category (Bashas’ Use Only)__________________________

A/P Dept (Bashas’ Use Only)_________________________________________

Vendor Name:	(please type or print legibly) Palmetto Gourmet Foods

 (as it appears on invoice)

Product Distributed By:

(if other than Vendor)

VENDOR ADDRESS & PHONE NUMBERS

Address 1:	782 Columbia Highway,
Address 2:
City :	Saluda		State:	SC	Zip:	29138 -
Country:	United States
Phone:	[*****]	Cell:	( ) -	Fax:	( ) -
Buyer Contact :		Matt Talle
E-mail:	[*****]

REMIT TO ADDRESS (if different than Vendor Address)

Address 1:
Address 2:
City :			State:	Zip:	-
Country:
Phone:	[*****]	Cell:	( ) -	Fax:	( ) -

Payment Terms:	[*****]	Federal Tax ID #:	[*****]
Vendor DUNS #:	[*****]	Vendor Comm ID/DEX # :
Acct Contact:	[*****]	Email:	[*****]

Note: Vender terms’ due date is based upon the date goods or services are received.

Bashas’ policy is to issue checks totaling less than $3,000 on the Monday following the due date.

Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[*****]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

Revised Bashas’ Vendor Form 04/16/2018	Page 1 of 19	02/10/2024

MANDATORY - ATTACH THE FOLLOWING

1) PROOF OF INSURANCE

2) COPY OF AN APPROVED INVOICE (SIGNED BY CATEGORY MANAGER)

3) VENDOR AGREEMENT

4) PRODUCT DISPOSITION CHUTE OPTIONS

Vendor Signature:	Date:	7-2-2021

Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[*****]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

Revised Bashas’ Vendor Form 04/16/2018	Page 2 of 19	02/10/2024

BASHAS’ INC.

VENDOR CREATION REQUEST FORM

*****************************************Office Use Only*****************************************

Buyer Assistant/Clerk:	Date:
(Your signature means all information has been verified)		(mm/dd/yyyy)

Buyer/Manager Approval:	Date:
(Your signature means you have reviewed this form and approved payment terms)		(mm/dd/yyyy)

Vice-President Approval:	Date:
(Your signature authorizes this vendor to be setup as a continuous vendor with the approved terms stated above)		(mm/dd/yyyy)

Date Sent to Finance:
(mm/dd/yyyy)

Finance Dept Approval:	Critical Level:

(Your signature means this form and attachments have been reviewed and approved by the Finance Department)

Date Sent to Accounting:
(mm/dd/yyyy)

Accounts Payable System Entry

Entered By:	Sort Code:	Date:
Proofed By:		Date:
(Your signature means all information was properly entered into the Accounts Payable System)			(mm/dd/yyyy)

Date Copy of Returned To Buyer Assistant/Clerk:
(mm/dd/yyyy)

A/P Vendor #:	A/R Vendor #:
DSD Vendor #:	WW Vendor #:

Revised Bashas’ Vendor Form 04/16/2018	Page 3 of 19	02/10/2024

BASHAS’ INC.

VENDOR CREATION REQUEST FORM

Warehouse Information (Vendors Please Fill Out)

Ship From Address (if different than Vendor Address)

Ship From Address:		782 Columbia Highway,
City :	Saluda		State:	SC	Zip:	29138
Country:	USA
Phone:	[*****]	Cell:	[*****]	Fax:	( ) -

Shipment and Delivery Information

Freight Rate	Pre-Paid
Freight Type	-
Freight Pmt Method	-
Delivery Method	- Pallets
Pickup Allowed	[*****]
Pickup Point	782 Columbia Highway Saluda SC 92138
Pickup Rate
Pickup Type	- Doc
Max Shipment Qty	[*****]
Min Shipment Qty	[*****]
Lead Time	[*****]
Weighting Code	[*****]
Delivery Days	Sun ☐ Mon ☐ Tues ☐ Wed ☒ Thur ☒ Fri ☒ Sat ☐

Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[*****]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

Revised Bashas’ Vendor Form 04/16/2018	Page 4 of 19	02/10/2024

BASHAS’ INC.

VENDOR CREATION REQUEST FORM

Broker Information

Rep 1 Company:		[*****]
Ship From Address:		[*****]
City :	[*****]		State:	[*****]	Zip:	[*****]-
Country:
Phone:	[*****] ext	Cell:	[*****]	Fax:	( ) -
Rep 1 Contact :	[*****]
E-mail:	[*****]

Rep 2 Company:		Palmetto Gourmet Foods
Ship From Address:		782 Columbia Highway
City :	Saluda		State:	SC	Zip:	29138 -
Country:	USA
Phone:	[*****]	Cell:	[*****]	Fax:	( ) -
Rep 2 Contact :	Matt Talle
E-mail:	[*****]

Rep 3 Company:
Ship From Address:
City :			State:	Zip:	-
Country:
Phone:	( ) - ext	Cell:	( ) -	Fax:	( ) -
Rep 3 Contact :
E-mail:

Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[*****]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

Revised Bashas’ Vendor Form 04/16/2018	Page 5 of 19	02/10/2024

BASHAS’ INC.

VENDOR CREATION REQUEST FORM

Vendor EDI Information Needed (Vendors Please Fill Out)

Vendor EDI Transaction Location

Vendor EDI Company:	[*****]
Address:
City :			State:	Zip:	-
Country:
Phone:	( ) - ext	Cell:	( ) -	Fax:	( ) -
EDI Contact :		[*****]
E-mail:	[*****]

Mailing Address (if different than Vendor EDI Company Address)

Company:
Address:
City :			State:	Zip:	-
Country:
Phone:	( ) - ext	Cell:	( ) -	Fax:	( ) -
Contact:
E-mail:

 General Vendor EDI Information

VAN
Version
Interchange ID Qualifier
Interchange Sender/Receiver ID
GS Sender/Receiver ID
EDI Transactions Currently Transmitted
Established UCCNet Partner	-

Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[*****]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

Revised Bashas’ Vendor Form 04/16/2018	Page 6 of 19	02/10/2024

Date: September 9, 2016

From: [*****]

To: All Vendors

Re: Bashas’ Merchandising Services

Some of our most important common goals include creating optimum schematic placement for all items, efficient store cut-in of new items and the continuous updating of every store’s planograms. We intend to address all of these by implementing a new space management and store reset program for all Bashas’ store formats. The Bashas’ Merchandising Services program will include funded, dedicated reset teams and schematic development groups. Bashas’ Merchandising Services will replace all current ISE, fair share new store/remodel staffing and item execution programming and will begin operation in July of 2016.

In order to carry out these merchandising functions, an efficient, consistent funding mechanism is necessary. The charge for all of these services for the remainder of 2016 will be [*****]% of cost of goods sold. Deductions will be made monthly beginning in [*****]. The Bashas’ Merchandising Services Program and its funding will apply to all UPC-coded products in categories updated and listed within the ISE buying calendar in the [*****].

The consumer, the economic environment and the marketplaces we operate in are constantly changing. It is more important than ever to operate stores that are merchandised to accommodate for all of those changes. The Bashas’ Merchandising Services Program approach will address those needs and benefit us all with execution features that include:

●        [*****]

We thank you for your support of this new program. As mentioned previously, we have shared goals and this new initiative will help us both achieve them. Please feel free to contact [*****] with any questions about Bashas’ Merchandising Services.

Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[*****]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

Revised Bashas’ Vendor Form 04/16/2018	Page 7 of 19	02/10/2024

Family of Stores

Risk Management

To:	Administrative Team

RE:	[*****]

Following are the insurance requirements required in order to conduct business with Bashas’ Inc.

●	All policies must be written with companies that carry a Best rating of not less than A-VIII

●	All policies shall carry a [*****] day cancellation notice provision

●	Policies shall maintain a primary minimum liability limit of $[*****] AND $[*****] excess/umbrella limit or a combined single limit of $[*****].

●	Vendor must maintain Statutory Worker’s Compensation Coverage, proof must be indicated on the Certificate of Insurance.

●	All policies must name Bashas’ Inc as an additional insured.

●	Certificate Holder shall be:

Bashas’ Inc.

Risk Management

[*****]

[*****]

THIS IS A MANDATORY POLICY

Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[*****]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

Revised 1-12

Revised Bashas’ Vendor Form 04/16/2018	Page 8 of 19	02/10/2024

CERTIFICATE OF LIABILITY INSURANCE	DATE (MM/DD/YYYY)

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS

CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES

BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED

REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed.

If SUBROGATION IS WAIVED, subject tothe terms and conditions of the policy, certain policies may require an endorsement.

A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER [*****]	CONTACT: [*****] NAME:
PHONE (A/C,No.,Ext):: [*****]	FAX (A/C,No): [*****]
E-MAIL ADDRESS: [*****]
INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER A : [*****]	[*****]
INSURED Palmetto Gourmet Foods Inc 782 Columbia Hwy Saluda SC 29138	INSURER B : [*****]	[*****]
INSURER C :
INSURER D :
INSURER E :
INSURER F :
COVERAGES	CERTIFICATE #	REVISION NUMBER:
THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.
INSR LTR	TYPE OF INSURANCE	ADDL INSR	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS
GENERAL LIABILITY	X	/ /	/ / MUST BE CURRENT	EACH OCCURRENCE	$
COMMERCIAL GENERAL LIABILITY	DAMAGE TO RENTED PREMISES (Ea occurrence)	$
CLAIMS-MADE	OCCUR	MED EXP (Any one person)	$
PERSONAL & ADV INJURY	$
GENERAL AGGREGATE	$
GEN’L AGGREGATE LIMIT APPLIES PER:	PRODUCTS - COMP/OP AGG	$
POLICY	PRO- JECT	LOC	$
AUTOMOBILE LIABILITY	COMBINED SINGLE LIMIT (Ea accident)	$
ANY AUTO	BODILY INJURY (Per person)	$
ALL OWNED AUTOS	SCHEDULED AUTOS	BODILY INJURY (Per accident)	$
HIRED AUTOS	NON-OWNED AUTOS	PROPERTY DAMAGE (Per accident)	$
$
UMBRELLA LIAB	OCCUR	X	EACH OCCURRENCE	$
EXCESS LIAB	CLAIMS-MADE	AGGREGATE	$
DED	RETENTION $	$
WORKERS COMPENSATION AND EMPLOYERS’ LIABILITY ANY PROPRIETOR/PARTNER/EXECUTIVE If yes, describe under DESCRIPTION OF OPERATIONS below (Mandatory in NH) OFFICER/MEMBER EXCLUDED	Y/N	N / A	WC STATU- TORY LIMITS	OTH- ER
E.L. EACH ACCIDENT	$
E.L. DISEASE - EA EMPLOYEE	$
E.L. DISEASE - POLICY LIMIT	$
DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (Attach ACORD 101, Additional Remarks Schedule, if more space is required) Bashas’ Inc is listed as Additional Insured

Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[*****]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

Revised Bashas’ Vendor Form 04/16/2018	Page 9 of 19	02/10/2024

CERTIFICATE HOLDER	CANCELLATION
BASHAS’ INC RISK MANAGEMENT [*****]	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS

Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[*****]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

Revised Bashas’ Vendor Form 04/16/2018	Page 10 of 19	02/10/2024

BASHAS’ INC.

VENDOR AGREEMENT

This agreement (“Agreement”) is entered into as of June 29th 2021, between Bashas’ Inc. (“Bashas’“) and Palmetto Gourmet Foods (“Vendor”).

1.	Vendor: Subject to the terms and conditions of this Agreement, Bashas’ hereby engages the Vendor as a vendor to (perform/provide) [*****] the following:________________________________________________________________________________, and the Vendor hereby accepts such engagement.

2.	Duties of Vendor: During the term of this Agreement, Vendor agrees to provide the services for Bashas’ which Bashas’ authorizes, from time to time and to abide by all terms and conditions of this agreement.

3.	Confidentiality: The Vendor acknowledges that during the engagement the Vendor will have access to and become acquainted with various trade secrets, inventions, innovations, processes, information, records and specifications owned or licensed by Bashas’ and/or used by Bashas’ in connection with the operation of its business including, without limitation, Bashas’ business and product processes, methods, customer lists, accounts and procedures. The Vendor agrees to not disclose any of the aforesaid, directly or indirectly, or use any of them in any manner, either during the term of this Agreement or at any time thereafter, except as required in the course of this engagement with Bashas’. All files, records, documents blueprints, specifications, information, letters, notes, media lists, original artwork/creative notebooks, and similar items relating to the business of Bashas’, whether prepared by the Vendor or otherwise coming into Vendor’s possession, shall remain the exclusive property of Bashas’. The vendor shall not retain any copies of the foregoing without Bashas’ prior written permission. Upon the expiration or earlier termination of this Agreement, or whenever requested by Bashas’, the Vendor shall immediately deliver to Bashas’ all such files, records, documents, specifications, information and other items in Vendor’s possession or under Vendor’s control. The Vendor further agrees that the Vendor will not disclose Vendor’s retention as an independent vendor or the terms of this Agreement to any person without the prior written consent of Bashas’, and shall at all times preserve the confidential nature of Vendor’s relationship to Bashas’ and of the service hereunder.

4.	Conflicts of Interest – Non-hire Provision: The Vendor represents that the Vendor is free to enter into this Agreement, and this engagement does not violate the terms of any agreement between the Vendor and any third party. Further, the Vendor, in rendering duties under this Agreement shall not utilize any invention, discovery, development, improvement, innovation, or trade secret in which the Vendor does not have a proprietary interest. During the term of this Agreement, the Vendor shall devote the necessary productive time, energy and abilities to the performance of the duties hereunder. The Vendor is expressly free to perform services for other parties while performing services for Bashas’.

5.	Merger: This Agreement shall not be terminated by the merger or consolidation of Bashas’ into or with any other entity.

6.	Termination: Either party may terminate this Agreement at any time if the other party materially breaches any provision of this Agreement. In addition, this Agreement terminates automatically upon Vendor’s completion of all services authorized by Bashas’.

Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[*****]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

Revised Bashas’ Vendor Form 04/16/2018	Page 11 of 19	02/10/2024

7.	Independent Vendor: This Agreement shall not render the Vendor an employee, partner, or agent of Bashas’ for any purpose. The Vendor is and will remain an independent vendor regarding the Vendor’s relationship to Bashas’. Bashas’ shall not be responsible for withholding taxes with respect to the Vendor’s compensation hereunder. The Vendor shall have no claim against Bashas’ hereunder or otherwise for vacation pay, sick leave, retirement benefits, social security, worker’s compensation, health or disability benefits, unemployment insurance benefits, or employee benefits of any kind, nor shall Vendor be deemed an employee of Bashas’ for any purpose whatsoever. Bashas’ does not provide Vendor with any business registrations, licenses or tools required to perform any of the duties assigned. Vendor must abide by all Bashas’ policies and procedures regarding operations and safety, and it is Vendor’s responsibility to inquire about such policies and procedures before commencement of any work or services.

8.	Insurance and Indemnification: Vendor shall obtain insurance of the types and in the amounts described below. The insurance shall be written by insurance companies and on forms acceptable to Bashas’. In addition, policies shall be written with insurance carriers authorized to transact business in the State of Arizona (as compared to being licensed) and with a rating of A- VII or better in A.M. Best’s Insurance Reports.

A. Commercial General and Umbrella Liability Insurance.

Vendor shall maintain commercial general liability (CGL) and, if necessary, commercial umbrella insurance with a limit of not less than $[*****] each occurrence. CGL insurance shall be written on ISO occurrence form and shall cover liability arising from premises, operations, independent contractors, products-completed operations, and personal injury and advertising injury.

Bashas’ shall be included as an additional insured under the CGL, under the primary commercial umbrella, if any. This insurance, including insurance provided under the commercial umbrella, if any, shall apply as primary insurance with respect to any other insurance or self-insurance programs afforded to, or maintained by, Bashas’. Coverage provided by Vendor shall not be limited to the liability assumed under the indemnification provisions of this Contactor.

B. Workers Compensation Insurance

Vendor shall maintain workers compensation and employer’s liability insurance if Vendor’s employees work or visit for any purpose, Bashas’ premises. The employer’s liability, and if necessary commercial umbrella, limits shall not be less than $[*****] each accident for bodily injury by accident or $[*****] each employee for disease. The workers compensation policy shall contain a waiver of subrogation in favor of Bashas’.

C. Evidence of Insurance

Vendor shall furnish Bashas’ with a certificate(s) of insurance, executed by a duly authorized representative of each insurer, setting out compliance with the insurance requirements set forth above. All certificates shall provide for [*****] days written notice to Bashas’ prior to the cancellation or material change of any insurance referred to therein. Failure of Bashas’ to demand such certificate or other evidence of full compliance with these insurance requirements or failure of Bashas’ to identify a deficiency from evidence that is provided shall not be construed as a waiver of Vendor’s obligation to maintain such insurance. Each insurance policy required by the insurance provisions of this Agreement shall not be suspended, voided, or cancelled except after [*****] days prior written notice has been given to Bashas’. Such notice shall be sent directly to Bashas’ representative.

Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[*****]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

Revised Bashas’ Vendor Form 04/16/2018	Page 12 of 19	02/10/2024

D. Indemnification:

To the fullest extent permitted by law, both parties shall indemnify, hold harmless and defend each other and all of their officers, directors, agents and employees (the “Indemnitees”) from and against all claims, damages, losses and expenses, including but not limited to attorneys’ fees, arising out of or resulting from bodily injury or death of any person, or property damage, including loss of use of property, arising or alleged to arise out of or in any way related to this Agreement. But only to the extent such loss is caused in whole or in part by negligent acts or omissions of the parties, or anyone directly or indirectly employed by them or anyone for whose acts they may be liable, regardless of whether or not such claim, damage, loss, or expense is caused in part by a party indemnified hereunder. The indemnity obligations survive the completion or termination of this Agreement.

9.	Headings: Section headings are not to be considered a part of this Agreement and are not intended to be a full and accurate description of the contents hereof.

10.	Waiver: Waiver by one party hereto of breach of any provision of this Agreement by the other shall not operate or be construed as a continuing waiver.

11.	Assignment: The Vendor shall not assign any of Vendor’s rights under this Agreement, or delegate the performance of any of Vendor’s duties hereunder, without the prior written consent of Bashas’. All of the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, if any, successors, and assigns. Bashas’ may assign this agreement in its sole discretion.

12.	Notices: Any and all notices, demands, or other communications required or desired to be given hereunder by any party shall be in writing and shall be validly given or made to another party if personally served, or if deposited in the United States Postal Service mail, certified or registered, postage prepaid, return receipt requested. If such notice or demand is served personally, notice shall be deemed constructively made at the time of such personal service. If such notice, demand or other communication is given by mail, such notice shall be conclusively deemed given five days after deposit thereof in the United States Postal Service mail, addressed to the party to whom such notice, demand or other communication is to be given as follows:

If to the Vendor:	If to Bashas’:
Matt Tale	[*****]
Palmetto Gourmet Foods	Bashas’ Inc.
782 Columbia Highway	[*****]
Saluda, SC 29138	[*****]

Either party hereto may change its address for purposes of this paragraph by written notice given in the manner provided above.

Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[*****]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

Revised Bashas’ Vendor Form 04/16/2018	Page 13 of 19	02/10/2024

13.	Modification or Amendment: No amendment, change or modification of this Agreement shall be valid unless in writing signed by the parties hereto.

14.	Entire Understanding: This document and any exhibit attached constitute the entire understanding and agreement of the parties, and any and all prior agreements, understands, and representations are hereby terminated and canceled in their entirety and are of no further force and effect.

15.	Unenforceability of Provisions: If any provision of this Agreement, or any portion thereof, is held to be invalid and unenforceable, then the remainder of this Agreement shall nevertheless remain in full force and effect.

16.	Choice of Law: The laws of the State of Arizona Shall govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties hereto. Any claim, cause of action or legal interpretation with regard this agreement shall be brought in the Federal or State Courts located in Maricopa, County Arizona.

17.	Compliance with Laws – Vendor and its employees or representatives shall at all times comply with all applicable federal, state and local laws, statutes, ordinances, rules, regulations, codes, standards, and restrictions, as amended, and all orders and decrees of bodies or tribunals having jurisdiction and authority, which may in any manner affect performance under the terms of this Agreement (collectively, “Laws”).

18.	Foreign Supplier Verification Program- You agree to comply with the provisions of the Foreign Supplier Verification Program (FSVP) as an importer of “food” set forth below. For purposes of this provision, the term “food” means food as defined in section 201(f) of the Federal Food, Drug and Cosmetic Act (21 USC 321(f)) which includes, but is not limited to, food contact substances such as plates, cookware, food packaging and utensils. All food sales shall be made on a Delivered Duty Paid (DDP) basis unless otherwise specified in writing by Bashas’. Bashas’ shall not serve as the FSVP importer to 21 CFR section 1.500, nor shall it be declared as the FSVP importer in any entry documentation filed with U.S. Customs and Border Protection, the U.S. Food and Drug Administration, or any other governmental agency, under any circumstances, unless otherwise specified in writing by Bashas’. In regards to food originating from suppliers outside the U.S., this agreement shall not be executed until after such food has entered into customs territory of the U.S. For food originating outside of the U.S., a foreign owner or consignee of the food shall appoint an agent or representative in the U.S. to serve as the FSVP importer and be declared as the FSVP importer in the entry documentation. The foreign owner of the food shall notify Bashas’ of the FSVP importer and be declared as the FSVP importer in writing at least 15 days before the initial shipment of food and provide Bashas’ 30 days notice of any change to the status of the FSVP importer. This vendor agreement, along with the purchase order, constitutes the legal basis for Bashas’ purchase of products. A purchase order alone from Bashas’ is not and shall not represent a purchase agreement or an offer to execute a purchase agreement.

If you are a U.S. importer of “food” as defined herein, you further agree that you or another eligible third party (excluding Bashas’) shall be named as the FSVP importer on the entry documentation. Bashas’ shall be notified of the FSVP importer in writing at least 15 days before the initial shipment of food and be provided with 30 days notice of any change to the status of the FSVP importer. This vendor agreement, along with the purchase order, constitutes the legal basis for Bashas’ purchase of products. A purchase order alone from Bashas’ is not and shall not represent a purchase agreement of an offer to execute a purchase agreement.

Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[*****]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

Revised Bashas’ Vendor Form 04/16/2018	Page 14 of 19	02/10/2024

19.	Sanitary Food Transportation Act Vendor acknowledges Bashas’ shall reject any load of foods (including foods subject to the Perishable Agricultural Commodities Act (7 USC Chapter 20A)) for violations of the Sanitary Food Transportation Act (Section 416 of the FDCA) of which Bashas’ is aware of, including failure to maintain required records. Vendor assumes responsibility for ensuring loads of foods rejected by Bashas’ are not sold or distributed into interstate commerce UNLESS a qualified food safety individual as defined by the Sanitary Food Transportation Act determines the foods are not unsafe consistent with 21 CFR § 1.908 and fit for human consumption. Vendor acknowledges Bashas’ shall not serve as shipper, carrier or loader as those terms are defined in 21 CFR § 1.904 unless otherwise agreed to in writing signed by the Senior Vice President, Logistics.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first written above. The parties hereto agree that facsimile signatures shall be as effective as if originals.

For Vendor:	For Bashas’ Inc.:

Print: Matt Tale	Print: _________________________

Sign:	Sign: _________________________

Date: June 29th 2021	Date: _________________________

Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[*****]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

Revised Bashas’ Vendor Form 04/16/2018	Page 15 of 19	02/10/2024

TO:	ALL VENDORS

RE:	UPDATED SPOILS, DAMAGED, EXPIRED GOODS POLICY

This policy addresses the reimbursement, handling and disposition of unsaleable product for retail stores through our reclamation facility in compliance with the invoicing parameters supported by the Joint Industry report (JIR) on the handling of reclamation product.

As in the past, the benefits of this policy to you include:

●	Access to spoiled, damage, expired control information for your product.

●	Access to spolled, damage, expired information to assist in Identifying unsaleable problems.

●	Our continued adherence to joint industry report variables.

Unsaleable product is defined as spoiled, damaged, expired product that is returned from the retailer due to poor packaging and out of code items. (please note that product recalls and discontinued items fall under separate policy.)

Reimbursement for damaged or otherwise unsaleable product will be calculated based on each items LIST COST in addition to the costs that we incur in handling each item as it moves through the chain of distribution. These costs are partially dependent upon the disposition option chosen by the supplier.

Higher costs are incurred when additional handling is required at the Reclamation Center.

THE INFORMATION BELOW DETAILS Bashas’ updated billing policy based on the JIR study.

●	DPC - Pre-damaged Direct Product Cost

These handling and storage cost occur before damage is indentifled as an item moves through retail distribution. They include cost incurred at the warehouse, during transportation to the store, and at the store itself. The DPC Is based upon movement and cubic size of the item, therefore this variable is not constant and is calculated at the item level.

Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[*****]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

Revised Bashas’ Vendor Form 04/16/2018	Page 16 of 19	02/10/2024

●	PDC - Post Damage Handling Cost

Are cost incurred after damage to the item in the store and before it arrives at the Reclamation Center.

●	ROC - Reclamation Center Cost

Are the cost incurred as an item is processed through a reclamation center. This cost varles based on the handling requirements chosen by the supplier (Chute Optlon). The cost are determined using JIR cost standards.

Please complete the disposition form found on the following page. The Chute Options are the sum of DPC, PDC and R¢C. Ifyou do not have a preference and chose not to select an optlon, you will be billed at the SCAN AND CENTER OPTION rate (Chute Option #1). The Chute Option can be changed on written request. Based on the timing of the request, it may take up to thirty days to implement.

All products will be scanned at our Reclamation Center. If vou should choose to view or pickup your product, we will continue to hold this product for [*****] days from the date of invoice. If the disposition Is not made within [*****] days, the product will be removed from the facility.

We appreciate vour timely response to this matter. If you have an questions or concerns please do not hesitate to contact [******] or [******]

Thanks you for your cooperation,

For Bashas’

[******]

Sr. V.P. of Logistics & Warehouse Operations

Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[*****]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

Revised Bashas’ Vendor Form 04/16/2018	Page 17 of 19	02/10/2024

PRODUCT DISPOSITION CHUTE OPTIONS

VENDOR NAME: ____________Palmetto Gourmetn Foods____________________________

VENDOR NUMBER: _________________________________

SEND PAPER WORK TO: ____[*****] _______________________________

______________________________________________________

AUTHORIZED SIGNATURE: _________________________________________________________________

(Please sign)

_________Matt Talle______________________________________

(Please print)

TELEPHONE NUMBER: ______________[*****])_____________________________________

NAME OF THIRD PARTY: _____________________________________________________

Please mark the blank line preceding the chute option you would like us to implement for you.

SELECT ONLY ONE OPTION. If you have a specific vendor policy that you would like us to consider, please send as an attachment to this form.

______x____	#1	SCAN AND CENTER OPTION – COST PLUS [*****]% PLUS $[*****] PER UNIT
Product will be scanned and disposed of appropriately. Frozen Food and perishable producst will automatically be billed at this chute and packaging will be held only on request.

__________	#2	SCAN AND DONATE – COST PLUS [*****]% PLUS $[*****] PER UNIT
Product will be scanned and boxed for immediate donation to the Food Bank. Non-usable product will be destroyed.
__________
PER UNIT	#3	SCAN AND HOLD FOR VENDOR REVIEW – COST PLUS [*****]% PLUS $[*****] PER UNIT

Product will be scanned, sorted by vendor and held for vendor review. Review must be by the date specified on the current month’s invoice. The vendor is responsible to remove the product from the facility at the time of review.

Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[*****]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

Revised Bashas’ Vendor Form 04/16/2018	Page 18 of 19	02/10/2024

PRODUCT DISPOSITION CHUTE OPTIONS (continued)

__________	#4	SCAN AND HOLD FOR THIRD PARTY REVIEW – COST PLUS [*****]% PLUS
$[*****] PER
UNIT

Same process as Chute #3 party will review product. Experience shows that 3rd party review requires more of the Manager’s time and uses more space for checking, therefore a higher charge is required.

Recalled items are billed at COST PLUS [*****]% PLUS $[*****] PER UNIT. Experience shows that recall product requires the highest level of review and dilegence from all levels of the reverse supply chain time and resources therefore higher charge is required.

PLEASE SEND ALL COMPLETED DISPOSITION FORMS TO THE ATTENTION OF:

[*****]

BASHAS’ DISTRIBUTION CENTER

[*****]

[*****] (Or scan and email [*****])

Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[*****]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

Revised Bashas’ Vendor Form 04/16/2018	Page 19 of 19	02/10/2024